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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                            Washington, D.C.  20549



                                    FORM 8-K

                                 CURRENT REPORT


                         PURSUANT TO SECTION 13 OR 15(d)
                     OF THE SECURITIES EXCHANGE ACT OF 1934



        Date of Report (Date of earliest event reported): April 27, 1998



                                 OUT-TAKES, INC.


             (Exact name of registrant as specified in its charter)



                         Commission File Number: 0-21322



            Delaware                                95-4363944
     (State or other jurisdiction of     (I.R.S. Employer Identification No.)
      incorporation or organization)



         1419 Peerless Place, Suite 116                90035
            Los Angeles, California                 (Zip Code)
   (Address of principal executive offices)



                                 (310) 788 9440

              (Registrant's telephone number, including area code)




                                      NONE
          (Former name or former address, if changed since last report)



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                                 OUT-TAKES INC.

                                FORM 8K - CURRENT


Item 5.Other Events

     On April 27, 1998 Out-Takes Inc. (the "Company") announced the closure of its studio located at the Irvine Spectrum Entertainment Center in Irvine, California ("Irvine Studio").

     Reference is made to the Press Release, dated April 27, 1998, issued by the Company announcing the closure of the Irvine Studio, a copy of which is attached as an exhibit hereto.


Item 7 Financial Statements And Exhibits

(c) Exhibits

     99.1 Press Release, issued by the Company anouncing the closure of the Irvine Studio, dated April 27, 1998.






                                     SIGNATURES




          Pursuant to the requirements of the Securities and Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.




                                        OUT-TAKES, INC., a Delaware corporation





Dated:     April 30, 1998.                By:/s/ Peter C. Watt
           ---------------                --------------------
                                              Peter C. Watt
                                              President














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                                   EXHIBIT INDEX


Exhibit Number            Description                              Sequentially
                                                                   Numbered Page

    99.1      Press Release,  dated April 27, 1998, issued by the
              Company announcing the closure of the Irvine Studio.      4







                                         3

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April 27, 1998







Out-Takes Inc. Today announced the closure of its digital photography store in Irvine, California.


The closure of the store has been effected without substantial cost to the Company. The Irvine store incurred operating losses and negative cash flow from opening in November 1995 to the date of closure. It is therefore the opinion of the Company that the closure of this store will be beneficial to the Company as it will reduce the negative cash flow being incurred by the Company.


The Company continues to operate its store at Universal CityWalk, Los Angeles, California.


For further information, please call (310) 788 9440.



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